UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 18, 2004


                                PhotoWorks, Inc.
             (Exact name of registrant as specified in its charter)

                                     0-15338
                            (Commission File Number)

        Washington                                        91-0964899
(State or other jurisdiction              (I.R.S. Employer Identification  No.)
   of incorporation)




                    1260 16th Avenue West, Seattle, WA 98119
             (Address of principal executive offices, with zip code)

                                  206-281-1390
              (Registrant's telephone number, including area code)

                 [Former Name or Former Address, if applicable]
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         (b) On November 18, 2004, Mr. Douglas Swerland resigned from the Board of Directors. Mr. Swerland was a member of the Audit and Compensation Committees of the Board of Directors.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     PhotoWorks, Inc.



Date:  November 19, 2004                             By: /s/ Philippe Sanchez
                                                          Philippe Sanchez
                                                          President and CEO